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                                 Exhibit 10.5

                           CONSENT AND AGREEMENT OF
             PRIME GROUP REALTY TRUST AND PRIME GROUP REALTY, L.P.
             -----------------------------------------------------


          This CONSENT AND AGREEMENT (this "Consent and Agreement") is executed and given this 26th day of September, 2000, by Prime Group Realty Trust, a Maryland real estate investment trust ("REIT"), and Prime Group Realty, L.P., a Delaware limited partnership (the "Partnership"), in favor of Vornado PS, L.L.C., a Delaware limited liability company, in its capacity as Lender pursuant to the Loan Agreement referred to below (the "Lender") and, as set forth below, agreed to by the Lender and Primestone Investment Partners L.P., a Delaware limited partnership (the "Borrower"). Unless otherwise defined herein, capitalized terms used herein have the definitions set forth for such terms in the Loan Agreement (as hereinafter defined).

                         W  I  T  N  E  S  S  E  T  H:
                         -----------------------------

          WHEREAS, the Borrower, Lender, the Members of the Guarantor Group party thereto, and Michael W. Reschke are parties to that certain Loan Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which the Lender has agreed to provide the Loan referred to therein;

          WHEREAS, the Borrower, the REIT, the Partnership , The Prime Group, Inc., an Illinois corporation, and certain other investors named therein have entered into the Registration Rights Agreement, dated as of November 17, 1997 (as the same may from time to time be amended, supplemented, restated or modified, the "Registration Rights Agreement");

          WHEREAS, the Borrower is party to the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of November 17, 1997, as amended (as so amended, the "Partnership Agreement"), among the REIT, The Nardi Group, L.L.C., and the Limited Partners (as defined therein); and

          WHEREAS, as security for the Borrower's obligations under the Loan Agreement, the Borrower has, pursuant to that certain Pledge and Security Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), granted the Lender a perfected security interest in, among other things, the Borrower's rights, title and interest in the Pledged Units (as defined below), together with all common shares issued by the REIT in exchange for the Pledged Units (the "Pledged Shares"), the Registration Rights Agreement and the Partnership
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Agreement (each as amended, supplemented or otherwise modified from time to time, the "Assigned Agreements");

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the REIT and the Partnership hereby consents and agrees as follows:

          1. (a) Each of the REIT and the Partnership hereby consents to (a) the assignment by the Borrower of its rights, title and interest in and to the Pledged Shares and the Assigned Agreements to the Lender pursuant to the Security Agreement and (b) subject to the terms of the Assigned Agreements to
(i) the foreclosure upon, or exercise of any other rights or remedies the Lender may have in respect of, the Pledged Collateral (as defined in the Security Agreement), whether pursuant to the Security Agreement, at law, in equity, or otherwise and (ii) subject to compliance with the terms of the REIT's Articles of Amendment and Restatement, as amended (as so amended, the "Declaration of Trust") and applicable law, the sale or other disposition by Lender of any or all of the Pledged Shares. In furtherance of the foregoing, each of the REIT and the Partnership hereby consents to the transfer to the Lender or any transferee of the Lender of 7,944,893 partnership units of the Partnership (the "Prime OP Units") that have been pledged to Lender pursuant to the Security Agreement (together with all Prime OP Units or other securities distributed in respect of such Prime OP Units and any Prime OP Units or other securities into which such Prime OP Units may be converted or for which such Prime OP Units may be exchanged, the "Pledged Units") resulting from (x) the exercise by Lender or any transferee lender of its remedies under the Credit Documents, including by foreclosure or transfer in lieu thereof or (y) the purchase of Pledged Units in a foreclosure sale of the Prudential Loan or the purchase of Pledged Units from Prudential (or a transferee or substitute lender of Prudential), and irrevocably agrees in advance that (i) notwithstanding anything contained in the Partnership Agreement to the contrary, any such transfer may occur on any business day hereafter and (ii) notwithstanding anything contained in the Partnership Agreement to the contrary, including, without limitation, Sections 11.3 and 11.4 of the Partnership Agreement but subject to the receipt by the REIT of the documents specified in Sections 11.3(A), 11.4(B)(i) and 11.4(B)(ii) of the Partnership Agreement, following any such transfer the REIT will cause the Partnership (1) to admit the Lender as a Substituted Limited Partner (as such term is defined in the Partnership Agreement) and (2) to admit a transferee of the Lender or subsequent holder of the Pledged Shares as a Substitute Limited Partner; provided that any such subsequent holder of the Pledged Shares is a Qualified Transferee (as such term is defined in the Partnership Agreement) and such transfer is not prohibited by Sections 11.3(C), 11.6(D), 11.6(E) or 11.6(F) of the Partnership Agreement (it being understood and agreed that each of the Lender, any transferee of the Lender and any subsequent holder of Pledged Units shall have the unqualified right to assign its Pledged Units to an Assignee (as such term is defined in the Partnership Agreement)).

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          2.   Each of the REIT and the Partnership agrees that, until such time as the Partnership receives written instruction from the Lender releasing the obligation in this Section 2, if the consent of the Borrower is required as a condition to any proposed modification to the Pledged Units or the Partnership Agreement or any actions submitted to the vote of the Limited Partners (as defined in the Partnership Agreement), each of the REIT and the Partnership will deem the Borrower to have voted "against" the proposed modification or such action unless it has received the prior written consent of Lender to such modification or such action. In the event that the Lender does not respond to a written request for such consent within five (5) business days after receipt by the Lender of such request, the Lender shall be deemed not to have granted such request.

          3. Neither the REIT nor the Partnership shall, without the prior written consent of the Lender, enter into any amendment, supplement, assignment, transfer or other modification of the Registration Rights Agreement that affects the Lender or any transferee of the Lender or any of the rights of a holder of the Pledged Shares, enter into any consensual cancellation or termination of the Registration Rights Agreement, or consent to the assignment or other transfer by Borrower of any of its right, title and interest thereunder or under the Partnership Agreement or the Registration Rights Agreement, or consent to any such assignment by the Borrower.

          4. Each of the REIT and the Partnership agrees, subject to compliance by the Lender, any transferee lender or subsequent holder of the Pledged Shares with the terms, provisions and restrictions of the Loan Documents, that the Lender or such transferee lender or subsequent holder of the Pledged Shares shall be entitled to require and enforce the performance of all actions and things required to be paid or performed by the Borrower, the REIT or the Partnership under the Assigned Agreements and the Lender, any transferee lender or any subsequent holder of the Pledged Shares may proceed either in its own name or otherwise and may protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, or proceed to take any other action authorized or permitted under applicable law. Each and every remedy of the Lender, any such transferee lender or any such subsequent holder of the Pledged Shares shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy now or hereafter existing pursuant to any agreement, at law or in equity or by statute. Without limitation of the foregoing, the REIT agrees that as promptly as possible after the date hereof, the REIT will amend the prospectus constituting part of the shelf registration statement filed pursuant to Article IV of the Registration Rights Agreement to include the Lender, any transferee lender and/or any subsequent holder of the Pledged Shares as a selling stockholder under such Registration Rights Agreement and that the REIT will continue to include the Lender, any transferee lender and/or any subsequent holder of the Pledged Shares as such a selling stockholder under the Registration Rights Agreement for so long as the Registration Rights Agreement shall be pledged to the Lender, transferee lender or subsequent holder of the Pledged Shares or the

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Lender, transferee lender or subsequent holder of the Pledged Shares may be entitled to exercise rights under the Registration Rights Agreement.

          5. (a) The REIT and the Partnership also confirm that if the Lender or a transferee lender or subsequent holder of the Pledged Units becomes a limited partner in the Partnership by virtue of being the holder of any of the Pledged Units, the Lender, any such transferee lender or any such subsequent holder of the Pledged Units will be entitled to exercise, and the Partnership will be required to honor, the limited partner redemption rights set forth in
Section 8.6 of the Partnership Agreement and Exhibit C to the Partnership Agreement with respect to any such Pledged Units commencing on the first date the Lender or such subsequent holder becomes the holder of those Pledged Units.

          (b) In the event that the Lender commences actions to foreclose on the Borrower's interest in any or all of the Pledged Units, purchases the Pledged Units in a foreclosure sale of the Prudential Loan or purchases the Pledged Units from Prudential and the Lender gives written notice of such commencement or purchase to the REIT within two (2) Business Days after such commencement or purchase, then if the Lender gives a notice of election (the "Notice of Election") under the Partnership Agreement to exchange all or any portion of such Pledged Units (but in no event fewer than 25,000 Pledged Units, as such number may be equitably adjusted to give effect to recapitalizations, reverse stock splits, stock dividends, share combinations and similar events) held by the Lender for common shares of the REIT or, at the option of the REIT, cash, the REIT shall notify the Lender within five (5) business days after the receipt by the REIT of such Notice of Election (including the receipt by the REIT of the Pledged Units being exchanged as required by the Partnership Agreement), of its determination whether the REIT desires to exchange such Pledged Units for cash or common shares. In the event that the REIT does not elect to exchange such Pledged Units for cash, then the REIT shall deliver the relevant common shares to the Lender within three (3) business days after the earlier of such notification or the expiration of such five (5) business day period. In the event that the REIT elects to exchange such Pledged Units for cash, then the REIT and the Partnership shall, within three (3) business days after the date of such notification , cancel the Pledged Units which were tendered and issue a promissory note of the REIT and the Partnership, as co-makers, (the "Note") for the amount of the cash due to the Lender in exchange for the redemption of such Pledged Units. The Note shall provide that interest payments are due in an amount equal to any distributions which would have been due had the Pledged Units not been cancelled until the cash was paid to the Lender. Such interest shall only accrue and be payable to the extent, and on the same dates, that distribution payments are actually made by the Partnership to holders of limited partner common units of the Partnership (a "Dividend Payment Date"). In addition, but without duplication of any such interest payments, the REIT and the Partnership shall pay to the Lender, as additional interest, an amount equal to the amount that would have been due to the Lender pursuant to
Section 5.5 of the Partnership

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Agreement had the Pledged Units not been cancelled, such payments to be made to the Lender on the Partnership Payment Date (as defined in the Partnership Agreement) on which such payments would have been made to the Lender had the Pledged Units not been cancelled. The Note shall have a maturity date which is the date the cash payment would be due to the Lender were the exchange undertaken in accordance with the terms of the Partnership Agreement, assuming that the REIT took the entire thirty (30) days allowed under the Partnership Agreement to determine whether to exchange such Pledged Units for cash or common shares.

          (c) The Lender agrees to provide the REIT with copies of any notice to Borrower of the occurrence of an Event of Default under the Loan Agreement no later than three (3) Business Days after the date on which the Lender delivers such notice of an Event of Default to the Borrower; provided however that the failure of the Lender to deliver a copy of such notice to the REIT shall not in any way adversely affect or limit any of the Lender's rights under this Consent and Agreement.

          6. Notwithstanding anything contained in the Declaration of Trust to the contrary, the REIT hereby represents, warrants and agrees that the conditions set forth in Section 4.6 of the Declaration of Trust have been satisfied and that the Ownership Limit (as defined in the Declaration of Trust) has been waived with respect to the Lender (but not to any transferees of the Lender) by the Board of Trustees of the REIT (the "Board") to the extent set forth in this Section 6. Accordingly, the REIT agrees that the Ownership Limit shall not apply to the extent, and only to the extent, necessary to allow the exchange of the Pledged Units held by the Lender (but not by any transferee of the Lender) for common shares of the REIT as provided in the Partnership Agreement in the event the REIT does not elect to exchange such Pledged Units for cash as provided in the Partnership Agreement; provided that the extent to which the Ownership Limit shall not apply shall be reduced by each Equity Share (as defined in the Declaration of Trust) owned by the Lender, whether constructively or actually or directly or indirectly, other than Equity Shares acquired by the Lender pursuant to (x) a foreclosure on, or a conveyance in lieu of foreclosure on, the Pledged Shares, or (y) the purchase of Pledged Shares in a foreclosure sale of the Prudential Loan or the purchase of Pledged Shares from Prudential (or a transferee or substitute lender of Prudential) , and the exchange of any Pledged Units for common shares of beneficial interest of the REIT. Nothing contained herein shall be construed as a limitation on the ability of the Lender to transfer the Loan.

          7. The REIT hereby represents, warrants and agrees that, (i) subject to clauses (ii) and (iii) of this Section 7, notwithstanding Section 3-601(j) of the Maryland General Corporation Law, the Lender will be an interested stockholder of the REIT, (ii) pursuant to Section 3-603(c) of the MGCL, any business combination between the REIT and the Lender (or any affiliate thereof) resulting from the Lender's acquisition of the Pledged Units and the Lender's acquisition of

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common shares of the REIT or cash upon exchange of the Pledged Units as provided in the Partnership Agreement has been irrevocably exempted from the provisions of Section 3-602 of the MGCL, and (iii) pursuant to Section 3-603(c) of the MGCL, any business combination between the REIT and the Lender (or any affiliate thereof) has been irrevocably exempted from the provisions of Section 3-602 of the MGCL, provided that any such business combination (other than any business combination described in clause (ii)) is first approved by the Board of Trustees of the REIT, including the approval of a majority of the members of the Board of Trustees of the REIT who are not affiliates or associates (as each such term is defined in Section 3-601 of the MGCL) of the Lender (or any affiliate thereof), and the REIT hereby agrees that, to such extent, Section 3-602 of the MGCL shall not apply to any business combination between the Lender and the REIT. The REIT hereby irrevocably agrees that it will not adopt a shareholder rights plan or other agreement or instrument similar to a shareholder rights plan or a "poison pill" unless such takeover defenses shall not apply to the acquisition or ownership by the Lender of any or all of the Pledged Units or any common shares of the REIT received by the Lender upon the exchange of any or all of the Pledged Units (together with any units of the Partnership or shares of the REIT issued in respect of such Pledged Units or shares of the REIT and any other securities into which such Pledged Units or shares of the REIT may be exchanged or converted (collectively, the "Exempt Securities")); provided, however, that the foregoing shall not bind the REIT with respect to (i) any other common or preferred shares of the REIT, (ii) any other common or preferred units of the Partnership, or (iii) other securities of the REIT or the Partnership (collectively, the "Company's Securities"), previously acquired or subsequently acquired by the Lender. Without limitation of the foregoing, the REIT agrees that this provision shall be broadly interpreted to exempt the ownership by the Lender from the operation of any such shareholder rights plan or similar agreement or instrument with respect to the Exempt Securities.

          8.   Election of Vornado Nominee.  The REIT hereby agrees that:

               (i) on or before the date that is six (6) months after the date hereof (the "First Determination Date"), the Board shall make a determination in the Board's business judgement whether or not the Board anticipates that the REIT will be the subject of (i) a sale of the REIT or substantially all of its assets, (ii) a merger or other business combination involving the REIT or (iii) any other similar strategic transaction (any such transaction described in the foregoing clauses (i) through (iii), a "Strategic Transaction") within six (6) months after the First Determination Date. In the event that the Board anticipates in the Board's business judgement that the REIT will not be the subject of a Strategic Transaction within six (6) months after the First Determination Date, then the Board shall, if requested by the Lender, elect Michael Fascitelli, the President of Vornado Realty Trust (or such other person named by Vornado Realty Trust and reasonably approved by the Board) to the Board (the "Vornado Nominee");

               (ii) in the event that the Vornado Nominee is not named to the Board by the First Determination Date, then on or before the date that is nine (9) months after the date hereof(the "Second Determination Date"), the Board shall make a determination in the Board's business judgement whether or not the Board anticipates that the REIT will be the subject of Strategic Transaction within three (3) months after the Second Determination Date. In the event that the Board anticipates in the Board's business judgement that the REIT will not be the subject of a Strategic Transaction within three (3) months after the Second Determination Date, then the Board shall, if so requested by the Lender, elect the Vornado Nominee to the Board;

               (iii) In the event that the Vornado Nominee is not elected to the Board by the Second Determination Date, and a Strategic Transaction is not completed on or before the date that is the first anniversary of the date hereof, then the Board shall, if so requested by the Lender, elect the Vornado Nominee to the Board.

          Notwithstanding the foregoing, as a condition to the Vornado Nominee being elected to the Board, the Vornado Nominee shall deliver a letter to the REIT providing that the Vornado Nominee resigns from the Board in the event that (a) the loan is repaid without the Lender or its affiliates obtaining ownership of at least 500,000 (as such number shall be equitably adjusted to give effect to recapitalizations, reverse share splits, stock dividends, share combinations and similar events) Pledged Shares or (b) the Lender and its affiliates hold, as a result of sales to unaffiliated third parties, fewer than 500,000 (as such number shall be equitably adjusted to give effect to recapitalizations, reverse share splits, stock dividends, share combinations and similar events) Pledged Shares.

          9. (a) Each of the REIT and the Partnership further acknowledges and agrees that the Lender may assign its rights under the Loan Agreement and the Security Agreement to a transferee Lender and may transfer the Pledged Shares and that, in the event of any such assignment or transfer, this Consent and Agreement (other than the provisions of Section 5(b), Section 6 and Section 7 (except as provided in Section 9(b) below)) hereof shall be for the benefit of any such lenders and any transferee to whom Lender may sell the Pledged Shares, and such rights of Lender hereunder or referred to herein may be exercised by any such other lenders and any such transferees.

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          (b)  In the event that the Lender or a transferee of the Lender that has elected to be, or that is directly or indirectly owned by an entity that has elected to be, taxed as a real estate investment trust reasonably determines in good faith that the foreclosure by the Lender or such transferee upon, or ownership by the Lender or such transferee of, all or any portion of the Pledged Shares, could adversely affect the status of the Lender, such transferee or such other entity that directly or indirectly owns the Lender or such transferee that has elected to be taxed as a real estate investment as such a real estate investment trust (the "REIT Compliance Issues"), then the Lender or such transferee shall have the right to transfer the Loan, the Prudential Loan (to the extent that it has acquired the Prudential Loan) and/or the Pledged Shares to an Institutional Investor (as defined below) identified by the Lender or such transferee and approved by the REIT in the REIT's reasonable discretion, which approval will not be unreasonably withheld. In the event the REIT fails to approve or disapprove of such Institutional Investor within five (5) business days after its receipt of a written request for such transfer that specifies that the failure to respond within five (5) business days shall be deemed to be an approval, such transfer and such Institutional Investor shall be deemed to be approved. The Lender or such transferee shall promptly provide the REIT with such information as the REIT may reasonably request with respect to the REIT Compliance Issues and the Institutional Investor to whom the Lender or such transferee desires to transfer the Loan, the Prudential Loan and/or the Pledged Shares in order to enable the REIT to respond to the Lender's or such transferee's request within the foregoing five (5) business day period. In the event that the REIT consents or is deemed to have consented to such transfer, such Institutional Investor (i) shall not be obligated to sell any common units of the Partnership and shares of the REIT that it acquired prior to the date of such transfer (provided such units and shares were not purchased with the knowledge that such Institutional Investor may be purchasing the Pledged Shares; the "Previously Owned Securities"), and (ii) shall succeed to the Lender's or such transferee's benefits and obligations under the Assigned Agreements, this Consent and Agreement (including, without limitation, Section 5(b) and Section 7 (and shall have the right to receive the waiver of Ownership Limit no less favorable to such transferee than the waiver of the Ownership Limit in Section 6 hereof)) for the Pledged Shares and the Previously Owned Securities, subject to such restrictions to the foregoing clauses (i) and (ii) as the REIT may reasonably impose to protect its status as a real estate investment trust. In addition, the REIT hereby agrees that the Lender may, subject to the provisions of the penultimate paragraph of the Section 9(b) but otherwise without the consent of the REIT, transfer the Loan, the Prudential Loan and/or the Pledged Shares to an affiliate (as such term is defined in Rule 405 under the Securities Act of 1933, as amended) (an "Affiliate") of the Lender. The REIT agrees that in the event of a transfer of the Loan, the Prudential Loan and/or the Pledged Shares to an Institutional Investor or to an Affiliate of the Lender pursuant to this Section 9(b), a waiver of the Ownership Limit no less favorable to such Institutional Investor or to such Affiliate of the Lender than the waiver of the Ownership Limit contained in Section 6 hereof will apply to such Institutional Investor or to such Affiliate of the Lender.

          The term "Institutional Investor" shall mean an institutional investor with assets in excess of $250,000,000.00, including but not necessarily limited to a bank, investment bank, mutual fund, mortgage REIT, pension fund, private investment fund, multi-investor fund or other similar institution or fund, but shall specifically exclude all office or industrial real estate investment trusts and other direct competitors of the REIT or Partnership. It shall be understood that without limiting the meaning of the word "reasonable", it shall be reasonable for the REIT to refuse to consent to any such transfer to a particular Institutional Investor if (i) such transfer could adversely affect the REIT's status as a real estate investment trust, (ii) such Institutional Investor fails to deliver to the REIT an executed Excepted Holder Certificate in form and substance substantially identical to the Excepted Holder Certificate of the Lender attached hereto as EXHIBIT A (with such changes as the REIT may reasonably request to deal with changes in real estate investment trust tax law qualification or compliance requirements), or such other form of Excepted Holder Certificate as may be agreed to by the REIT in its sole discretion, (iii) the REIT's legal counsel does not issue an opinion to the REIT that the transfer to such Institutional Investor will not adversely affect the REIT's status as a real estate investment trust (and the REIT will use its best efforts to obtain such an opinion from its legal counsel as promptly as practicable), or (iv) such Institutional Investor has previously commenced or threatened to make a hostile tender offer for the REIT's shares or a proxy fight to replace all or some of the then current trustees of the REIT or filed a report on Schedule 13D under the Securities Exchange Act of 1934, as amended, stating an intention to consummate a transaction specified in Item 4 of such Schedule in a manner that is hostile to the Board of the REIT.

          Notwithstanding the foregoing, it shall be a condition to the transfer of the Loan, the Prudential Loan and/or the Pledged Shares to an Institutional Investor approved or deemed to have been approved pursuant to this Section 9 or to an Affiliate of the Lender that such transferee deliver an Excepted Holder Certificate described in clause (ii) of the foregoing paragraph and that the REIT's legal counsel issues an opinion to the REIT that the transfer to such Institutional Investor or such Affiliate of the Lender, as applicable, will not adversely affect the REIT's status as a real estate investment trust (and the REIT will use its best efforts to obtain such an opinion from its counsel as promptly as practicable).

          The rights under this Section 9(b) may not be exercised by a transferee of the Lender unless such transferee is either (a) is an Affiliate of the Lender or (b) has elected to be, or is directly or indirectly owned by an entity that has elected to be, taxed as a real estate investment trust.

          10. Securities Account. The REIT acknowledges, on its own behalf and in its capacity as the Managing General Partner of the Partnership, and the Partnership acknowledges that, pursuant to the terms of the Loan Agreement and the other Credit Documents, the Borrower has established a "Securities Account" (as defined in the Loan Agreement) opened by Prudential Securities

Incorporated in the name of Borrower bearing account number 084 953016, and that, until further notice from Prudential and the Lender, all distributions and dividends in respect of the Pledged Shares are to be paid by the REIT and the Partnership directly into such Securities Account.

          11. The Resolutions. Attached hereto as EXHIBIT B is a copy of resolutions of the Board which were adopted by the Board on September 7, 2000 and September 23, 2000 (the "Resolutions"). The Resolutions have not been amended, modified or rescinded and remain in full force and effect as of the date hereof. In the event such Resolutions are amended, modified or rescinded in any manner which adversely affects the Lender without the prior written consent of the Lender, a default shall be deemed to have occurred under this Consent and Agreement.

          12. Amendment of Section 2.12 of Bylaws. The REIT hereby agrees that the provisions of the last grammatical paragraph of Section 2.12 of the REITs's Amended and Restated Bylaws shall not be rescinded, modified or amended in any manner which would adversely affect Lender or any transferee lender or subsequent holder of the Pledged Shares.

          13. REIT Opinion. The REIT agrees that from time to time, upon the reasonable request of the Lender, it will use its best efforts to cause Winston & Strawn, counsel to the REIT (or other counsel reasonably acceptable to the Lender), to render to the Lender an opinion, in form and substance satisfactory to the Lender, with respect to the status of the REIT as a real estate investment trust for purposes of the Code. The Lender agrees to reimburse the REIT for its reasonable legal fees incurred in connection with the rendering of more than four such legal opinions in any calendar year (it being understood and agreed that the REIT will bear the expenses incurred in connection with rendering of the first four of such legal opinions in each calendar year). The foregoing does not constitute a covenant by the REIT to remain a real estate investment trust.

          14. Agreement of Lender Regarding Ownership of the REIT Securities. Lender hereby represents, warrants and covenants for the benefit of the REIT that neither it nor any of its Affiliates currently owns or will directly or indirectly acquire any of the REIT's or the Partnership's equity securities, without the prior approval of the REIT, other than the Pledged Units (and common shares of the REIT upon the exchange of the Pledged Units in accordance with their terms), and the benefits to Lender contained in this Agreement shall be null and void at the option of the REIT and the resolutions adopted by the Board with respect to the matters covered hereby shall be revocable and subject to modification by the Board in the event the foregoing representation, warranty and covenant is breached; provided, however, that the foregoing representation, warranty and covenant shall not be breached as the result of the indirect acquisition by Lender or its Affiliates of an immaterial amount of the REIT's or the Partnership's securities if the Lender or such Affiliate of the Lender, as applicable, causes the disposition of such securities within a reasonable time after the consummation of such indirect acquisition or by the ownership or acquisition by trustees or officers of the Lender or any of its Affiliates of an immaterial amount of equity securities of the REIT or the Partnership for their own personal account.

          15. Certain Rights and Remedies. Notwithstanding anything contained in this Agreement to the contrary, in the event that the Lender or a transferee of the Lender acquires any Pledged Shares pursuant to Section 17(j) of the Loan Agreement, any rights, privileges obligations, representations, warranties and covenants that had been offered and imposed by the REIT and constituted part of the Offered Terms (as defined in the Loan Agreement) shall inure to the benefit of the Lender or such transferee of the Lender and such Lender or such transferee of the Lender shall be entitled to exercise such rights and privileges and shall be bound by such obligations as if the REIT had directly offered such rights, privileges and obligations to the Lender or such transferee of the Lender.

          16. (a) No Waiver; Amendments. No failure on the part of the Lender to exercise, no delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy hereunder preclude any other further exercise of any other right or remedy. This Consent and Agreement may not be amended, supplemented or modified except by written agreement of the REIT, the Partnership and the Lender.

          (b) Survival of Certain Covenants. Notwithstanding any provision of this Consent and Agreement to the contrary, the obligations of the REIT and the Partnership under this Consent and Agreement shall survive until payment in full of all amounts owing under the Loan Agreement and the promissory note delivered pursuant to the Loan Agreement unless the Lender, a transferee lender or a subsequent holder of the Pledged Shares has acquired any or all of the Pledged Shares pursuant to (x) a foreclosure on, or a transfer in lieu of a foreclosure on, the Pledged Shares or (y) the purchase in a foreclosure sale on the Prudential Loan or the purchase from Prudential or a transferee or substitute lender of Prudential, in which case this Consent and Agreement shall survive for so long as the Lender, any transferee of the Lender or any subsequent holder of Pledged Shares shall hold the Loan or any Pledged Shares.

          (c) Publicity. Except as otherwise required by applicable law or the rules or regulations of any securities exchange on which the securities of such party or any Affiliate of such party are listed or traded, each of the parties hereto agrees that it and its Affiliates shall not issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement without the consent of the other party hereto, and each of the parties hereto agrees that in any event, it will give the other party reasonable opportunity to review and comment upon any such release or announcement prior to publication of the same.

          (d) Notices. All notices and other communications required under the terms and provisions hereof shall be in writing and shall be addressed (1) if to the REIT or the Partnership, addressed to it at Prime Group Realty Trust, 77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601, Attn: Michael W. Reschke, Telecopy No.: (312) 917-1511, with copies to Prime Group Realty Trust, 77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601; Attention: James F. Hoffman, Telecopy No.: (312) 917-1684, and to Winston & Strawn, 35 West Wacker Drive, Chicago, Illinois 60601, Attn: Wayne D. Boberg, Esq., Telecopy No.: (312) 558-5700 or (2) if to the Lender, c/o Vornado Realty Trust, 888 Seventh Avenue, New York, New York 10019, Attention: President, Joseph Macnow and Mark Epstein, Telecopy No.: (212) 894-7996; and to Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, Attention: Gary Israel, Esq., Telecopy No.: (312) 558-3588 or at such other place as any party may hereafter designate to the other party hereto in writing. Any notice under this Consent and Agreement to the REIT, the Partnership or the Lender shall be in writing and sent (A) by telecopy, or (B) by registered or certified mail with return receipt requested (postage paid), or
(C) by a recognized overnight delivery service with charges prepaid. Any notice under this Consent and Agreement to the REIT, the Partnership or the Lender shall be deemed given only when actually received or when delivery is refused, and any such notice to any person other than the REIT, the Partnership or the Lender shall be deemed to have been given when deposited in the mails, postage prepaid, certified or registered United States mail.

          (e) Successors and Assigns. This Consent and Agreement shall be binding upon and inure to the benefit of the REIT, the Partnership and the Lender and their respective permitted successors and assigns.

          (f) Governing Law. This Consent and Agreement will be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws provisions thereof.

          (g) Business Day. "Business day" means, for purposes of this Consent Agreement, any day other than a Saturday, Sunday, or other day on which commercial banks in The City of New York or Chicago, Illinois are obligated or permitted to be closed.

          IN WITNESS WHEREOF, the undersigned, REIT has executed this Consent and Agreement as of the date set forth in the first paragraph of this Consent and Agreement.

                                    PRIME GROUP REALTY L.P.

                                    By:  PRIME GROUP REALTY TRUST,
                                         Its General Partner


                                    By:  [s] Jeffrey A. Patterson
                                         ----------------------------
                                         Name: Jeffrey A. Patterson
                                         Title: Co-President

          IN WITNESS WHEREOF, the undersigned, the Lender has executed this Consent and Agreement as of the date set forth in the first paragraph of this Consent and Agreement.

                                    PRIME GROUP REALTY, L.P

                                    By:  Prime Group Realty Trust,
                                         its general partner

                                    By:  [s] Jeffrey A. Patterson
                                         ----------------------------
                                         Name: Jeffrey A. Patterson
                                         Title: Co-President

                                    VORNADO PS, L.L.C.

                                    By:  VORNADO REALTY, L.P.,
                                         its sole member

                                    By:  VORNADO REALTY TRUST,
                                         its General Partner

                                    By:  [s] Irwin Goldberg
                                         ----------------------------
                                         Name: Irwin Goldberg
                                         Title: Vice President and Chief
                                                Financial Officer
Acknowledged and Agreed:
PRIMESTONE INVESTMENT PARTNERS L.P.,

By:  PG/Primestone, L.L.C.,
     Its General Partner

     By:  The Prime Group, Inc.,
          Its Administrative Member

          By: [s] Mark K. Cynkar
              ---------------------------
              Name: Mark K. Cynkar
              Title: Chief Financial Officer